                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO. __)


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                LJ INTERNATIONAL INC.
                   (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------

     5)   Total fee paid:

          --------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------

     3)   Filing Party:

          ---------------------------------------------

     4)   Date Filed:

          ---------------------------------------------

                                LJ INTERNATIONAL INC.
                               UNIT #12, 12/F, BLOCK A
                               FOCAL INDUSTRIAL CENTER
                                  21 MAN LOK STREET
                             HUNG HOM, KOWLOON, HONG KONG
                                 (011) 852-2764-3622


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD WEDNESDAY, DECEMBER 9, 1998

To the Shareholders:

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders (the "Meeting") of LJ International Inc. (the "Company") will be held at The Harbour Plaza Hotel, 20 Tak Fung Street, Hung Hom, Kowloon, Hong Kong, on Wednesday, December 9, 1998, at 11:00 a.m., local time, for the following purposes:

     1. To elect five directors to hold office for the term specified in the Proxy Statement or until their successors are elected and qualified;

     2. To approve the establishment of the 1998 stock compensation plan for the benefit of certain officers, directors, employees and advisors of the Company (the "1998 Stock Compensation Plan Proposal"); and

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on October 30, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof.

     A Proxy Statement which describes the foregoing proposals and a form of Proxy accompany this Notice.

                                        By Order of the Board of Directors

                                        Ka Man Au
                                        Secretary

Dated: November 5, 1998


                                      IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. ANY SHAREHOLDER GRANTING A PROXY MAY REVOKE THE SAME AT ANY TIME PRIOR TO ITS EXERCISE. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                LJ INTERNATIONAL INC.
                               UNIT #12, 12/F, BLOCK A
                               FOCAL INDUSTRIAL CENTER
                                  21 MAN LOK STREET
                             HUNG HOM, KOWLOON, HONG KONG


                                   PROXY STATEMENT


                            ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD WEDNESDAY, DECEMBER 9, 1998


                                SOLICITATION OF PROXY

     The accompanying proxy is solicited on behalf of the Board of Directors of LJ International Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at The Harbour Plaza Hotel, 20 Tak Fung Street, Hung Hom, Kowloon, Hong Kong, on Wednesday, December 9, 1998, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about November 5, 1998.

     Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy "FOR" the election as directors of those nominees named in the Proxy Statement, "FOR" the proposal to approve the establishment of the 1998 Stock Compensation Plan, and in accordance with his best judgment on all other matters that may properly come before the Meeting.

     The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                                  PURPOSE OF MEETING

     As stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Meeting are as follows:

     1. To elect five directors to hold office for the term specified herein or until their successors are elected and qualified;

     2. To approve the establishment of the 1998 stock compensation plan for the benefit of certain officers, directors, employees and advisors of the Company (the "1998 Stock Compensation Plan Proposal"); and

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


                                  VOTING AT MEETING

     The voting securities of the Company consist solely of common stock, $.01 par value per share (the "Common Stock").

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on October 30, 1998, at which time the Company had outstanding and entitled to vote at the Meeting 6,365,646 shares of Common Stock. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date. Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

     The election of directors and approval of the 1998 Stock Compensation Plan Proposal each will require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy at the Meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.


                                   STOCK OWNERSHIP

     The following table sets forth the number of shares of Common Stock owned beneficially as of September 1, 1998 by each person known by the Company to have owned beneficially more than ten percent of such shares then outstanding, by each officer and director of the Company and by all of the Company's officers and directors as a group. This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to management of the Company, no person owned beneficially more than ten percent of the outstanding shares of Common Stock as of September 1, 1998 except as set forth below.

                                                       NUMBER             PERCENT
NAME OF BENEFICIAL HOLDER                         SHARES BENEFICIALLY       OWNED
-------------------------                         -------------------      -------
Yu Chuan Yih . . . . . . . . . . . . . . . . . .      3,787,200(1)          59.5%
Jeffrey W. Taraschi. . . . . . . . . . . . . . .              0
Debora Mu Yong Yih(2). . . . . . . . . . . . . .        600,000              9.4%
Ka Man Au. . . . . . . . . . . . . . . . . . . .              0               --
Joseph Tuszer. . . . . . . . . . . . . . . . . .              0               --
Hon Tak Ringo Ng . . . . . . . . . . . . . . . .              0               --
Kui Shing Andy Lai . . . . . . . . . . . . . . .              0               --
Lionel C. Wang . . . . . . . . . . . . . . . . .              0               --
All directors and executive officers
 as a group (7 persons). . . . . . . . . . . . .      3,787,200             59.5%


------------------------

(1) Of these shares, 1,500,000 shares are owned of record by Pacific Growth Developments Ltd., a British Virgin Islands corporation which is owned by Mr. Yih (60%), his wife Tammy Yih (20%) and an adult daughter, Bianca Tzu Hsiu Yih (20%). In addition, Mr. Yih is the sole shareholder of the following three British Virgin Islands corporations which own shares of the Company as follows: Welgram International Limited--236,000 shares; Sunflower Gold Holdings Limited--235,000 shares; and Panama Gold Holdings Limited--235,000 shares.

(2)  Debora Mu Yong Yih is an adult daughter of Mr. Yih.



                                  BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. The Board meets regularly throughout the year, including the annual organization meeting following the Annual Meeting of Shareholders, to review significant developments affecting the Company and to act upon matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board met six times.

     The Board of Directors has established an Audit Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee, its current members, and the number of meetings held during fiscal year 1998 are described below.

     The Audit Committee consists of Messrs. Yih, Lai and Wang. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to financial reporting. The Audit Committee met once during the fiscal year ended April 30, 1998.

     The Company does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

     No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

     Each non-employee director is compensated separately for service on the Board and is reimbursed for expenses to attend Board meetings.


                                ELECTION OF DIRECTORS

     At the Meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

     Shares represented by properly executed proxies will be voted, in the absence of contrary indication therein or revocation thereof by the shareholder granting such proxy, in favor of the election of the persons named below as directors, to hold office for the term stated in the preceding paragraph. The person named as proxy in the enclosed proxy has been designated by management and intends to vote for the election to the Board of Directors of the persons named below, each of whom is now a director of the Company. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. Management knows of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from the records of the Company.

NOMINEES FOR ELECTION AS DIRECTORS


NAME                       AGE  POSITION
----                       ---  --------
Yu Chuan Yih. . . . . . .  59   Chairman of the Board of Directors
Jeffrey W. Taraschi . . .  46   President, Chief Executive Officer and Director
Ka Man Au . . . . . . . .  34   Executive Vice President, Secretary and Director
Kui Shing Andy Lai. . . .  49   Non-Executive Director
Lionel C. Wang. . . . . .  42   Non-Executive Director


     None of the directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer.

     MR. YIH established the business of Lorenzo Jewelry Mfg. (HK) Ltd. and has served as its President and Managing Director since 1987. Mr. Yih is primarily responsible for business development and overall Company management. He has over 20 years of experience in semi-precious stone production and marketing. Mr. Yih has been a gemstone trader in Brazil and has extensive experience and relationships in gem sourcing and jewelry design. Mr. Yih is also president of the Hong Kong branch of the Gemological Institute of America (GIA), the nonprofit educational organization for the jewelry industry.

     MR. TARASCHI has served as a director of the Company since September 1997 and as President and Chief Executive Officer of the Company since June 1998. He received his Bachelor of Arts degree in economics from Rutgers University in 1974. From 1986 to 1996, Mr. Taraschi has served in senior executive positions at Town & Country, QVC Inc. and R.H. Macy Inc. with responsibilities for business marketing and product development. In December 1996, he formed International Business Partners, a consulting company which formulates and administers business, marketing and product plans for major manufacturers and retailers worldwide.

     MS. AU has served as a director of Lorenzo Jewelry Mfg. (HK) Ltd. since its incorporation in 1987. Ms. Au is primarily responsible for the general administration, human resources, operations and management of the Company.

     MR. LAI has served as a non-executive director of the Company since September 1997. He received his Bachelor of Arts degree and his Masters of Business Administration from The Chinese University of Hong Kong. From 1988 to 1992, Mr. Lai served as president of Toplus Development Ltd., a company engaged in investment and business development. Since 1993, he has served as president of International Asset Management Ltd., an organization which focuses on project and business development, investment opportunity and consultancy services to major corporations in the U.S. and China.

     MR. WANG has served as a non-executive director of the Company since June 1998. He received his Bachelor of Commerce from Tamkung University, Taipei, Taiwan in 1978, his Master of Business Administration from California State Polytechnic University in 1980 and his Master of Science from Stanford University in 1981. From 1984 to 1990, Mr. Wang served as marketing research analyst and senior strategic planning analyst for The Gillette Company, Boston, Massachusetts. From 1990 to 1995, he served as associate director and then director of product development for Information Resources, Inc., Waltham, Massachusetts. From 1995 to 1996, Mr. Wang served as vice-president as Nielsen North America with responsibility for analytical and modeling projects on Kraft Foods/White Plains account. Since 1996, Mr. Wang has served as director of analytical services for The NPD Group, Inc., Port Washington, New York.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The aggregate compensation paid by the Company to all directors and executive officers of the Company as a group with respect to its fiscal year ended April 30, 1998 on an accrual basis, for services in all capacities, was HK$2,582,000 (US$334,000). During the fiscal year ended April 30, 1998, the Company contributed an aggregate amount of HK$31,000 (US$4,000) toward the pension plans of the directors and executive officers.

EXECUTIVE SERVICE CONTRACT

     The Company entered into an employment agreement with Mr. Yu Chuan Yih effective October 1, 1997 pursuant to which he serves the Company for a period of three years at an annual salary of HK$1,600,000 (US$207,000). Mr. Yih's remuneration package includes benefits with respect to a motor car. In addition, Mr. Yih will be entitled to an annual management bonus of a sum to be determined by the Board at its absolute discretion having regard for the operating results of the Company and the performance of Mr. Yih during the relevant financial year. The amount payable to Mr. Yih will be decided by majority decision of the members of the Board present in the meeting called for that purpose, provided that Mr. Yih shall abstain from voting and not be counted in the quorum in respect of the resolution regarding the amount so payable to him.

     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ELECTION OF SUCH NOMINEES.


                                 CERTAIN TRANSACTIONS

     Yu Chuan Yih, President and Chairman of the Company, is a director and principal shareholder of Gemological Institute of America, Hong Kong Limited; Italon Limited; Lorenzo Consultant & Investment (China) Limited; and Hong Kong Brasil Lapidary Limited. During the fiscal years ended April 30, 1996, 1997 and 1998, Mr. Yih and the foregoing affiliated companies received unsecured advances from, and made unsecured advances to, the Company which were interest free and repayable on demand. In addition, the Company purchased gold from Mr. Yih at a fixed price of HK$93/gram. As of April 30, 1996 and 1997, the market price of gold was HK$96.06/gram and HK$84.17/gram, respectively. Subsequent to the fiscal year ended April 30, 1997, this arrangement has been terminated. Further, the Company had subcontracted with Italon Limited for the manufacture of the Company's jewelry pending completion of the Company's new manufacturing plant. During the fiscal year ended April 30, 1997, the Company completed construction of its manufacturing plant in the PRC, and all further subcontracting with Italon Limited was discontinued thereafter.

     During the fiscal year ended April 30, 1998, the Company sold an investment property to Mr. Yih at its appraised value of HK$3,800,000 (US$492,000), resulting in a gain to the Company of HK$2,904,000
(US$376,000). The sale price of the property was based on a valuation report prepared by an independent professional property valuer.

                  ADDITIONAL MATTER TO BE VOTED UPON BY SHAREHOLDERS

                      THE 1998 STOCK COMPENSATION PLAN PROPOSAL

     On June 1, 1998, the Board of Directors adopted and approved the 1998 Stock Compensation Plan (the "1998 Plan"). The purpose of the 1998 Plan is to encourage ownership of the Common Stock of the Company by certain officers, directors, employees and advisors of the Company or any subsidiary of the Company in order to provide additional incentive for such persons to promote the success and the business of the Company or its subsidiaries and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Stock of the Company through the issuance of stock options to such persons in accordance with the terms of the 1998 Plan. The Board of Directors believes that the best interests of the Company and its subsidiaries, if any, would be served by increasing their ability to secure and retain highly qualified and experienced officers, directors, employees and advisors through affording them an opportunity to acquire a stake in the future of the Company or its subsidiary by acquiring an equity position in the Company. It is the desire of the Board of Directors to assure by appropriate means the maximum efforts and fullest measure of continued loyal association with the Company or its subsidiaries on the part of their respective officers, directors, employees and advisors. It is intended that options granted pursuant to the 1998 Plan shall constitute either incentive stock options ("Incentive Options") within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute Incentive Options ("Nonqualified Options") at the time of issuance of such options.

     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ESTABLISHMENT AND ADOPTION OF THE 1998 STOCK COMPENSATION PLAN.

     The 1998 Plan provides that incentive stock options and non-qualified stock options would be granted to certain officers, directors, employees and advisors of the Company or its subsidiaries, if any, selected by the Compensation Committee. A total of 2,000,000 shares of Common Stock would be authorized and reserved for issuance under the 1998 Plan, subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. The 1998 Plan would be administered by the Compensation Committee which would have the sole authority to interpret the 1998 Plan and to make all determinations necessary or advisable for administering the 1998 Plan, including but not limited to
(i) who shall be granted options under the 1998 Plan, (ii) the term of each option, (iii) the number of shares covered by such option, (iv) whether the option shall constitute an incentive option or a nonqualified option, (v) the exercise price for the purchase of the shares of the Common Stock covered by the option, provided that the exercise price for any incentive option must be at least equal to the fair market value of the shares covered thereby as of the date of grant of such option, (vi) the period during which the option may be exercised, (vii) whether the right to purchase the number of shares covered by the option shall be fully vested on issuance of the option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and (viii) the time or times at which the options shall be granted. Except in the case of disability or death, no option shall be exercisable after an optionee who is an employee of the Company ceases to be employed by the Company; provided, however, that the Compensation Committee has the right to extend the exercise period following the date of termination of such optionee's employment. If an optionee's employment is terminated by reason of death or disability, the Compensation Committee may extend the option term following the date of termination of the optionee's employment. Upon the exercise of the option, the exercise price thereof must be paid in full either in cash, shares of stock of the Company or a combination thereof.

     As of this date, the Company has not granted any options under the 1998
Plan.

     If and to the extent that any option to purchase reserved shares shall not be exercised by an optionee for any reason or if such option to purchase shall terminate as provided by the 1998 Plan, such shares which have not been so purchased thereunder shall again become available for the purposes of the 1998 Plan unless the 1998 Plan shall have been terminated.

                            INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Moores Rowland Hong Kong will attend the Meeting and will have the opportunity to make a statement if he so desires. This representative will be available to respond to appropriate shareholder questions at that time.

                      PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                        AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by April 29, 1999. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the meeting is held.

                                    ANNUAL REPORT

     The Annual Report to Shareholders concerning the operations of the Company during the fiscal year ended April 30, 1998, including audited financial statements for the year then ended, has been distributed to all record holders as of the record date. The Annual Report is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material.

                                    OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented at the Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the Meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                      AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED APRIL 30, 1998, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED

COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 30, 1998. ANY REQUEST BY A SHAREHOLDER FOR THE COMPANY'S ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO THE COMPANY'S SECRETARY, LJ INTERNATIONAL INC., UNIT #12, 12/F, BLOCK A, FOCAL INDUSTRIAL CENTER, 21 MAN LOK STREET, HUNG HOM, KOWLOON, HONG KONG.

     The above notice and Proxy Statement are sent by order of the Board of Directors.


                                       KA MAN AU
                                       Secretary


November 5, 1998

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                        PROXY
                      FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                LJ INTERNATIONAL INC.
                             TO BE HELD DECEMBER 9, 1998


     The undersigned hereby appoints Yu Chuan Yih as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of LJ International Inc. held of record by the undersigned as of the close of business on October 30, 1998, at the Annual Meeting of Shareholders to be held on Wednesday, December 9, 1998, or any adjournment or postponement thereof.

1.   ELECTION OF DIRECTORS

     ___  FOR all nominees listed below         ___    WITHHOLD AUTHORITY
          (except as marked to the                     to vote for all nominees
          contrary below)                              listed below


                   Y.C. Yih, J. Taraschi, K.M. Au, A. Lai, L. Wang

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

--------------------------------------------------------------------------

2. To approve the establishment of the 1998 stock compensation plan for the benefit of certain officers, directors, employees and advisors of the Company (the "1998 Stock Compensation Plan Proposal").

               _____ FOR _____ AGAINST       _____ ABSTAIN


3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND IN FAVOR OF ITEM (2).

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________, 1998       -------------------------------
                                                 Signature

                                       -------------------------------
                                          Signature if held jointly

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.


/ /  PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.